UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2012

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On June 4, 2012, Harris Corporation (“Harris”) will hold an Investor and Analyst Meeting during which members of Harris management will provide presentations about Harris and its various lines of business to investors and analysts. The time, date and webcast availability of the meeting were previously announced in a press release issued by Harris. The slides, including Regulation G reconciliations, that will be presented by members of Harris management are furnished herewith as Exhibit 99.1 and are incorporated herein by reference and also will be posted on Harris’ website at www.harris.com/webcast.

Cautionary Language Concerning Forward-Looking Statements.

The presentations include forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in the presentations include but are not limited to statements concerning: our plans, strategies and objectives for future operations or results; new products, services or developments; future economic conditions, performance or outlook; the outcome of contingencies; our beliefs or expectations; activities that we intend, expect, project, believe or anticipate will or may occur in the future; the potential value of contract awards; potential orders or contract opportunities and awards; statements regarding outlook, including guidance or expectations for revenue, earnings, margins and cash flow for Harris and its business units; plans to divest Broadcast Communications; and assumptions underlying any of the foregoing. Forward-looking statements may be identified by use of words such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “target,” “forecast,” “estimates,” “anticipates,” “projects,” or similar words or expressions. Harris cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Harris’ consolidated results and the forward-looking statements could be affected by many factors, including but not limited to: the loss of our relationship with the U.S. government or a shift in U.S. government funding; potential changes in U.S. government or customer priorities and requirements (including potential deferrals of awards, terminations, reductions of expenditures, changes to respond to the priorities of Congress and the Administration, budgetary constraints, debt ceiling implications, and cost-cutting initiatives); risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; the potential impact of a security breach, through cyber attack or otherwise, or other significant disruptions of our IT networks and systems or those we operate for customers; financial and government and regulatory risks relating to international sales and operations; the continued effects of the general downturn in the global economy and U.S. government’s budget deficits and national debt; the ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including the ability to manage and integrate acquired businesses; performance of subcontractors and suppliers; potential claims that we are infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; risks inherent in developing new technologies; changes in our effective tax rate; the potential impact of natural disasters or other disruptions on our operations; the potential impact of changes in the regulatory framework that applies to, or of satellite bandwidth constraints on our managed satellite and terrestrial communications solutions; the timing and impact of anticipated dispositions of our Cyber Integrated Solutions operation and Broadcast Communications business; the timing and amount of anticipated gains, losses, impairments and charges related to such dispositions; and changes in future business conditions that could cause business investments and/or recorded goodwill or other long-term assets to become impaired. Further information relating to factors that may impact Harris’ results and forward-looking statements are disclosed in Harris’ filings with the SEC. The forward-looking statements contained in the presentations are made as of the date of the presentations, and Harris disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1	Harris Corporation slide presentations for Investor and Analyst Meeting, June 4, 2012 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Gary L. McArthur
Name:	Gary L. McArthur
Title:	Senior Vice President and Chief Financial Officer

Date: June 4, 2012

EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description

99.1	Harris Corporation slide presentations for Investor and Analyst Meeting, June 4, 2012 (furnished pursuant to Item 7.01).

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